Exhibit 99.1

AppLovin Submits a Compelling

Non-Binding Proposal to Combine with Unity

Combination of industry’s leading platforms would deliver optimal shareholder value and create an unprecedented full stack solution for developers to create, monetize, measure and grow games

•	Comprehensive full-stack set of integrated industry-leading solutions including real-time 3-D creation tools, analytics, user acquisition, monetization, attribution and programmatic ad exchange

•	Scaled operations and cash flow, targeting combined run-rate revenue of over $7 billion and run-rate Adjusted EBITDA of over $3 billion by the end of 2024E

•

Estimated synergies of over $700 million Adjusted EBITDA achieved in 2025E, with a minimum of $500 million in 2024E, based on accelerated revenue opportunities, operational efficiencies and scale benefits

•

All-stock merger consideration payable in a mix of AppLovin Class A and Class C common stock would value Unity at $58.85 per share and $20 billion enterprise value, representing a 48% premium to the Unity share price as of 7/12/2022 and 18% to yesterday’s closing price (based on the closing price of AppLovin’s Class A common stock on 8/8/2022)

•	AppLovin confirms 2022E guidance for Adjusted EBITDA midpoint of $1.2 billion and Software Platform revenue of $1.14 to $1.29 billion and is lowering the Apps revenue range to $1.70 to $1.85 billion

PALO ALTO—(BUSINESS WIRE)— AppLovin (NASDAQ: APP) today announced it has submitted a compelling non-binding proposal to the Board of Directors of Unity Software Inc. (NYSE: U) to combine AppLovin, a leader in mobile marketing and monetization, with Unity, an industry leading platform for creating and operating interactive, real-time 3D (RT3D) content, in a transaction where each outstanding share of Unity common stock would be exchanged for 1.152 shares of AppLovin Class A voting common stock and 0.314 shares of AppLovin Class C non-voting common stock.1 Under these terms, current Unity shareholders would receive approximately 55.0% of the outstanding shares of the combined company, with the Class A shares representing approximately 49.0% of the outstanding voting rights of the combined company. Together the combined business would be poised to offer the most comprehensive and fully integrated creation and growth platform for app developers.

[1]

Exchange ratios based on capitalization information disclosed in the Unity / ironSource merger agreement and subject to change to achieve the stated ownership percentages based on any change in capitalization between now and signing.

“We believe that together, AppLovin and Unity create a market leading business that has tremendous growth potential that would generate an estimated run-rate Adjusted EBITDA of over $3 billion by the end of 2024 and would be in the best interest of shareholders of both companies,” said Adam Foroughi, AppLovin CEO. “Over the last decade we have built and operated a leading and innovative company in mobile app marketing and monetization solutions. Unity is one of the world’s leading platforms for helping creators turn their inspirations into real-time 3D content. With the scale that comes from unifying our leading solutions and innovation that would be achieved with the combination of our teams, we expect that game developers would be the biggest beneficiaries as they continue to lead the mobile gaming sector to its next chapter of growth.”

The combination of the two businesses would expect to generate substantial revenue growth, cash flow and operational efficiencies that are well beyond each company’s potential standalone performance. AppLovin estimates this combination will create over $700 million of Adjusted EBITDA from synergies in 2025E, with a minimum of $500 million in 2024E. Given AppLovin’s track record as a leader in the growth and monetization space for app developers the company believes it is better positioned than any other company to develop an end-to-end platform with Unity. AppLovin runs their Software business at a high margin and believes there would be substantial infrastructure savings and other efficiencies of scale for the combined Growth business. The cash flow benefits of running a large, scaled combined Growth business can be reinvested in the Create Solutions business, which AppLovin views as cornerstone of its joint strategic advantage.

Unity’s audience reach through games built on Create Solutions paired with AppLovin’s powerful AXON machine learning engine will create material efficiency gains for the combined growth platform, leading to revenue gains, but even more importantly facilitating materially more value to app developers. With AppLovin and Unity working in concert, developers would be able to seamlessly take their app from concept to commercialization with continued growth and optimization at far greater scale and effectiveness, which can drive higher growth for the entire mobile app industry and beyond.

Delivers significant value to shareholders of both companies

•

Scale: Approximately $35 billion combined market cap enterprise which offers greater reach and market presence with more than $7 billion in estimated run-rate revenue and over $3 billion run-rate Adjusted EBITDA by the end of 2024E

•	Synergy value creation: AppLovin expects to achieve over $700 million in Adjusted EBITDA synergies in 2025E, with a minimum of $500 million in 2024E

•

Capacity for strategic investments: Given cash flow profile, the combined entity would be expected to continue to have the ability to reinvest for growth and take advantage of strategic opportunities as they arise

•	Diverse and liquid shareholder base: The proposed transaction will meaningfully increase the float and diversification of AppLovin’s and Unity’s shareholder base

•

Shareholder value creation: Given the combined strategic position and industry leadership, leading to strong top-line growth and cash flow, the proposed combined entity would yield attractive long-term shareholder returns

Management and Board of Directors

AppLovin proposes that Unity’s CEO John Riccitiello become CEO of the combined business and Adam Foroughi become the COO. The Board of Directors of the combined company would be reconstituted so that Unity would appoint the majority of members, consistent with Unity shareholders’ economic stake. The rest of the management team and Board of Directors would be a combination from each company to be mutually determined.

Transaction Details and Timing

Based on this non-binding proposal, existing AppLovin Class B common shares (20:1 votes) would be converted to Class A common shares (1:1 vote) in connection with the closing of the proposed transaction. AppLovin shareholders would hold approximately 45% of the outstanding common shares of the combined company, including Class C, with such shares representing approximately 51% of the outstanding voting rights of the combined company. Unity stockholders would receive approximately 55% of the outstanding shares of the combined company, with Class A common shares representing approximately 49% of the outstanding voting rights of the combined company. The rights of holders of AppLovin Class A common stock and Class C common stock are the same, except with respect to voting. Shares of AppLovin Class C common stock have no voting rights, except as required by law. AppLovin’s Class C common stock is not currently listed on Nasdaq. In connection with the proposed transaction, AppLovin expects to apply to list its shares of Class C common stock on the Nasdaq Global Select Market in connection with the proposed combination.

This proposal has the unanimous support of the AppLovin Board of Directors. Pending acceptance by the Unity Board of Directors, AppLovin is highly confident that its proposed transaction would be completed on a timely basis. The execution of a definitive merger agreement between AppLovin and Unity would be subject to approval by each company’s Board of Directors, the termination of the proposed acquisition of ironSource LTD, and other customary signing conditions. The completion of the transaction would be subject to customary closing conditions, including receipt of required regulatory approvals and approval of AppLovin and Unity shareholders.

Please join AppLovin’s earnings call on Wednesday, August 10, 2022 at 2:00 pm PT for further discussion of this non-binding proposal.

Financial Outlook for 2022E

As AppLovin resets and optimizes the level of investment in the Apps business, the company is lowering the revenue outlook for the Apps portfolio, while maintaining the targets for the Software Platform revenue and overall Adjusted EBITDA.

	Full-Year 2022 UPDATED	Full-Year 2022 PRIOR
Software Platform	$1.140 - $1.290 Billion	$1.140 - $1.290 Billion
Apps	$1.700 - $1.850 Billion	$2.000 - $2.150 Billion
Total Revenue	$2.840 - $3.140 Billion	$3.140 - $3.440 Billion
Adjusted EBITDA[1] (Midpoint)	$1.200 Billion	$1.200 Billion
Adjusted EBITDA Margin	37% - 40%	Mid-30s

[1]

We have not provided the forward-looking GAAP equivalents for forward-looking non-GAAP metrics, specifically Adjusted EBITDA and Adjusted EBITDA margin, or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalent is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results.

Advisors

J.P. Morgan is serving as AppLovin’s financial advisor and Wilson Sonsini Goodrich & Rosati is serving as AppLovin’s legal advisor.

About AppLovin

AppLovin’s leading marketing software platform provides app developers with a powerful, integrated set of solutions to solve their mission-critical functions like user acquisition, monetization and measurement. AppLovin is headquartered in Palo Alto, California with several offices globally.

Source: AppLovin Corp.

About Non-GAAP Financial Measures

To supplement financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), AppLovin uses certain financial measures that are not prepared in accordance with GAAP, including EBITDA and Adjusted EBITDA. We have not provided the forward-looking GAAP equivalents for forward-looking non-GAAP metrics, including EBITDA and Adjusted EBITDA, or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalent is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. AppLovin’s non-GAAP financial measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

We define Adjusted EBITDA for a particular period as net income (loss) before interest expense and loss on settlement of debt, other (income) expense (excluding certain recurring items), net, provisionfor (benefit from) income taxes, amortization, depreciation and write-offs and as further adjusted for non-operating foreign exchange (gains) losses, stock-based compensation expense, acquisition-related expense and transaction bonuses, customer acquisition bonuses, loss (gain) on extinguishments of acquisition-related contingent consideration, lease modification and abandonment of leasehold improvements, and change in the fair value of contingent consideration. Based on their preliminary proxy statement filed with the Securities and Exchange Commissions on July 29, 2022, Unity defines Adjusted EBITDA as net income, before interest expense, income taxes, depreciation and amortization and excluding the impact of stock-based compensation expense. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue for the same period.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or AppLovin’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “can,” “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “going to,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern AppLovin’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this press release include, but are not limited to, statements regarding AppLovin’s proposal to combine with Unity, the expected per share exchange ratio payable to Unity stockholders, the expected synergies and operations of the companies on a combined basis, projected estimates regarding Adjusted EBITDA and AppLovin’s expectations regarding the financial and operational performance and success of the combined companies as well as the technology offering of the combined companies and statements regarding AppLovin’s future financial performance, including AppLovin’s expected financial results, guidance, long-term goals and growth prospects. AppLovin’s expectations and beliefs regarding these matters may not materialize, and actual results are subject to risks and uncertainties, including changes in AppLovin’s plans or assumptions, that could cause actual results to differ materially from those projected or expected. These risks include fluctuations in AppLovin’s results of operations; the outcome of discussions between AppLovin and Unity with respect to a proposed transaction, including the possibility that the parties may not agree to pursue a business combination or that the terms of any transaction will be materially different from those described herein; AppLovin’s ability to consummate the proposed combination or achieve the expected synergies and/or efficiencies; potential regulatory delays; the industry and market reaction to AppLovin’s proposal to combine with Unity; the possibility that the integration of Unity may be more difficult, time-consuming or costly than expected or that operating costs and business disruptions may be greater than expected; changes in the overall economic conditions; AppLovin’s ability to attract new clients; AppLovin’s ability to maintain and scale its technical infrastructure; risks related AppLovin’s review of its Apps business; and AppLovin’s ability to adapt to emerging technologies and business models. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in AppLovin’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022. Additional information will also be set forth in AppLovin’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022. The forward-looking statements in this press release are based on information available to AppLovin as of the date hereof, and AppLovin disclaims any obligation to update any forward-looking statements, except as required by law.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This press release is also not a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, AppLovin and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of AppLovin is set forth in its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 27, 2022. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available.

Additional Information and Where to Find It

This press release relates to a proposal that AppLovin has made for a business combination transaction with Unity. In furtherance of this proposal and subject to future developments, AppLovin (and, if a negotiated transaction is agreed to, Unity) may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This press release is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document AppLovin and/or Unity may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF APPLOVIN AND UNITY ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS AND/OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of AppLovin and/or Unity, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by AppLovin through the website maintained by the SEC at www.sec.gov, and by visiting AppLovin’s investor relations site at https://investors.applovin.com.